UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

CBS Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M56805-P35888-Z59845 You are receiving this communication because you hold shares of CBS Corporation Class A Common Stock. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 23, 2013. 51 W. 52ND STREET NEW YORK, NY 10019 Meeting Information Meeting Type: Annual For holders as of: March 28, 2013 Date: May 23, 2013 Time: 10:00 A.M., PDT Location: CBS Television City 7800 Beverly Boulevard Los Angeles, California 90036 To obtain directions to attend the meeting, please call (212) 975-8745 or visit www.proxyvote.com. See the reverse side of this notice to obtain proxy materials and voting instructions. CBS CORPORATION VOTING CLASS A COMMON STOCK

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2013 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX M56806-P35888-Z59845 NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS Vote In Person: To attend the Annual Meeting, you will need an admission ticket issued by CBS Corporation. Please check the Proxy Statement for instructions on how to obtain an admission ticket. At the Annual Meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MATTERS 2 AND 3. 2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for fiscal year 2013. 3. A proposal to approve an amendment and restatement of the CBS Corporation 2009 Long-Term Incentive Plan. 1a. David R. Andelman 1b. Joseph A. Califano, Jr. 1c. William S. Cohen 1d. Gary L. Countryman 1e. Charles K. Gifford 1j. Leslie Moonves 1f. Leonard Goldberg 1k. Doug Morris 1g. Bruce S. Gordon 1l. Shari Redstone 1h. Linda M. Griego 1m. Sumner M. Redstone 1i. Arnold Kopelson 1n. Frederic V. Salerno 1. The election of 14 directors: Nominees: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL LISTED DIRECTOR NOMINEES. M56807-P35888-Z59845

M56808-P35888-Z59845

M56828-P35257 CBS CORPORATION NON-VOTING CLASS B COMMON STOCK Important Notice Regarding the Availability of Materials for the Shareholder Meeting to Be Held on May 23, 2013 51 W. 52ND STREET NEW YORK, NY 10019 See the reverse side for instructions on how to access materials. You are receiving this communication because you hold securities in the company listed above. They have released informational materials that are now available for your review. This notice provides instructions on how to access CBS CORPORATION materials for informational purposes only. You may view the materials online at www.materialnotice.com and easily request a paper or e-mail copy (see reverse side). Meeting Information Meeting Type: Annual For holders as of: March 28, 2013 Date: May 23, 2013 Time: 10:00 A.M., PDT Location: CBS Television City 7800 Beverly Boulevard Los Angeles, California 90036 To obtain directions to attend the meeting, please call (212) 975-8745 or visit www.materialnotice.com.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.materialnotice.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.materialnotice.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@materialnotice.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS M56829-P35257 How to Access the Materials

THIS NOTICE WILL ENABLE YOU TO ACCESS MATERIALS FOR INFORMATIONAL PURPOSES ONLY M56830-P35257

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